Exhibit 99.2

Supplemental Data Sheet	Amounts in thousands (except customers, interactions and employees)
Unaudited
Last updated July 28, 2010	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
	2008	2008	2008	2008	2008	2009	2009	2009	2009	2009	2010	2010	2010
Revenue
Revenue	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102	43,454	85,556
YoY Growth	28%	33%	24%	18%	25%	10%	3%	7%	15%	9%	17%	20%	18%
Recurring Revenue	24,412	25,459	25,917	26,476	102,264	25,955	27,393	29,741	32,161	115,250	33,025	34,730	67,755
YoY Growth	27%	25%	19%	12%	20%	6%	8%	15%	21%	13%	27%	27%	27%
Pro Service Revenue	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077	8,724	17,801
YoY Growth	42%	67%	49%	46%	51%	20%	-8%	-13%	-2%	-1%	-9%	-2%	-6%

North America Revenue %	67%	67%	70%	74%	69%	75%	72%	72%	71%	72%	71%	70%	71%
EMEA Revenue %	25%	25%	22%	19%	23%	18%	19%	19%	19%	19%	19%	19%	19%
APAC Revenue %	8%	8%	8%	7%	8%	7%	9%	9%	10%	9%	10%	11%	10%

Bookings Metrics
Total Bookings	37,112	43,416	39,037	46,215	165,780	23,746	48,653	51,733	55,527	179,659	60,449	63,547	123,996
% of Bookings Billed in Quarter	72%	74%	76%	77%		75%	55%	60%	54%		40%	40%
Average Term (months)	21	20	19	21	20	19	27	21	25	23	32	31	32

Total Backlog	138,629	147,052	145,088	150,872		138,000	152,424	166,305	179,892		196,225	211,911	211,911
Current Backlog	88,419	95,498	95,044	101,995		96,546	103,984	115,944	121,275		120,606	121,011	121,011
Non-Current Backlog	50,210	51,554	50,044	48,877		41,454	48,440	50,361	58,617		75,619	90,900	90,900

Average Selling Price (ASP)	90	107	98	96	98	74	99	112	95	102	91	95	93
Deal Size Distribution
> $1M	4	6	4	7	21	1	10	7	8	26	14	11	25
$100K-$1M	73	86	76	91	326	59	60	83	90	292	91	106	197
<$100K	464	470	528	527	1,989	443	421	388	435	1,687	423	436	859

Top 4 industry sales-TTM
High-Tech	18%	21%	22%	23%		21%	21%	22%	20%		22%	22%
Telecom	19%	15%	13%	13%		12%	10%	13%	16%		15%	15%
Retail/CPG	14%	15%	15%	14%		15%	14%	13%	15%		15%	15%
Public Sector	13%	12%	12%	14%		14%	15%	18%	16%		15%	17%
All other	36%	37%	38%	36%		38%	40%	34%	33%		33%	31%

Margin & Earnings Metrics (Non-GAAP)*
Gross Margin %	63%	64%	64%	67%	64%	67%	70%	71%	70%	70%	69%	70%	70%
Software Margin %	80%	81%	80%	81%	80%	81%	82%	83%	82%	82%	83%	83%	83%
Professional Services Margin %	15%	21%	22%	26%	21%	31%	31%	31%	28%	30%	20%	17%	19%
Operating expense as % of Revenue	72%	69%	65%	63%	67%	60%	63%	61%	62%	62%	63%	61%	62%
Operating Margin %	-9%	-5%	-1%	4%	-3%	7%	7%	10%	8%	8%	6%	9%	8%
Operating Margin	(2,976)	(1,759)	(444)	1,267	(3,912)	2,531	2,510	3,693	3,408	12,142	2,490	3,987	6,477
Non-GAAP EPS (Diluted)	$ (0.06)	$ (0.04)	$ -	$ 0.06	$ (0.04)	$ 0.09	$ 0.09	$ 0.12	$ 0.10	$ 0.39	$ 0.07	$ 0.09	$ 0.16

Other Metrics
Headcount	718	765	777	737	737	742	756	792	797	797	836	871	871
New Customer	64	73	68	59	264	26	53	82**	51	212	46	38	84
Total Customers	1,800	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900	1,900
Interactions (in millions)	463	477	576	583	2,099	584	586	620	704	2,494	765	801	1,566

*  Excludes stock-based compensation and Q4'09 excludes stock-based compensation and $1M settlement gain
** Q3'09 customer count includes acquired customers from HiveLive acquisition

Note:  The supplemental data sheet refers to certain non-GAAP financial results.  Please refer to our reconciliations of GAAP, which can be found in our Company's earnings release(s), which is posted on the Investor Relations portion of our website.

Consolidated Balance Sheets	Amounts in thousands
Unaudited
Last updated July 28, 2010
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,
	2008	2008	2008	2008	2009	2009	2009	2009	2010	2010
Assets
Current assets:
Cash and cash equivalents	44,591	52,781	51,145	51,405	51,462	46,987	32,388	41,546	43,114	61,212
Short-term investments	36,585	41,540	46,444	34,412	36,517	42,808	60,634	54,977	55,293	38,228
Accounts receivable	27,503	26,722	27,820	36,770	24,220	31,670	31,034	31,850	29,723	33,020
Term receivables	9,616	8,814	6,875	5,752	4,810	4,107	3,011	2,417	1,762	1,271
Less allowance for doubtful accounts	(2,056)	(2,177)	(2,148)	(2,277)	(1,901)	(1,910)	(1,701)	(1,914)	(1,794)	(1,697)
Prepaid & other current assets	6,773	7,082	7,497	7,531	7,593	7,815	8,689	8,828	9,620	9,178
Total current assets	123,012	134,762	137,633	133,593	122,701	131,477	134,055	137,704	137,718	141,212

Long-term investments	17,810	11,925	4,612	4,963	4,980	4,792	-	-	-	-
Property and equipment, net	10,807	10,798	10,377	10,141	9,187	9,775	9,781	10,122	10,154	10,850
Term receivables, noncurrent	8,059	5,728	4,420	3,547	2,804	2,159	1,447	1,105	810	537
Intangible and other assets, net	10,016	10,025	10,268	10,093	9,274	9,379	14,991	15,504	16,181	17,270
Total assets	169,704	173,238	167,310	162,337	148,946	157,582	160,274	164,435	164,863	169,869

Liabilities, Preferred Stock and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	18,146	17,919	17,405	16,223	14,309	17,847	16,601	16,573	19,967	22,013
Commissions and bonuses payable	3,531	4,279	4,351	5,665	3,084	4,958	4,838	6,271	4,964	4,597
Current portion of long-term debt	44	44	45	46	46	45	34	22	10	-
Deferred revenue	77,410	83,625	81,959	85,416	78,755	85,176	89,161	88,603	86,395	86,933
Total current liabilities	99,131	105,867	103,760	107,350	96,194	108,026	110,634	111,469	111,336	113,543

Deferred revenue, noncurrent	34,244	32,357	27,250	27,782	24,452	18,908	14,780	12,724	9,300	7,894
Long-term debt	57	45	34	22	10	-	-	-	-	-

Stockholders' equity (deficit):
Common stock	34	34	34	34	34	34	34	34	34	34
Additional paid-in capital	97,107	99,187	101,337	102,662	104,345	107,281	109,394	112,439	115,680	118,652
Treasury stock, at cost	-	-	-	(13,209)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)
Other comprehensive income (loss)	(536)	(787)	(193)	1,916	1,875	1,260	1,394	1,125	1,284	1,113
Accumulated deficit	(60,333)	(63,465)	(64,912)	(64,220)	(62,957)	(62,920)	(60,955)	(58,349)	(57,764)	(56,360)
Total stockholders' equity	36,272	34,969	36,266	27,183	28,290	30,648	34,860	40,242	44,227	48,432
Total liabilities, preferred stock and
stockholders' equity	169,704	173,238	167,310	162,337	148,946	157,582	160,274	164,435	164,863	169,869

Consolidated Statements of Operations
Unaudited
Last updated July 28, 2010
	2007					2008					2009					2010
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Revenue:
Software, hosting and support	19,819	20,693	22,366	24,105	86,983	24,556	25,573	25,956	26,491	102,576	26,045	27,424	29,754	32,172	115,395	33,025	34,730	67,755
Professional services	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077	8,724	17,801
Total revenue	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102	43,454	85,556

Cost of revenue:
Software, hosting and support	4,394	4,565	4,604	4,848	18,411	5,035	5,043	5,305	5,014	20,397	4,949	4,954	5,232	5,813	20,948	5,879	5,952	11,831
Professional services	5,171	5,036	5,667	6,138	22,012	7,285	7,810	8,133	7,212	30,440	7,008	6,346	6,365	6,891	26,610	7,332	7,378	14,710
Total cost of revenue	9,565	9,601	10,271	10,986	40,423	12,320	12,853	13,438	12,226	50,837	11,957	11,300	11,597	12,704	47,558	13,211	13,330	26,541

Gross profit	16,137	16,864	18,975	19,678	71,654	20,578	22,368	22,799	23,853	89,598	24,080	25,040	27,134	28,875	105,129	28,891	30,124	59,015

Operating expenses:
Sales and marketing	15,727	15,788	16,516	17,087	65,118	16,818	17,627	16,889	16,294	67,628	14,863	16,008	16,175	17,705	64,751	18,724	18,777	37,501
Research and development	4,296	4,343	4,308	4,137	17,084	4,486	4,507	4,671	4,628	18,292	4,756	5,051	5,100	5,314	20,221	5,132	4,797	9,929
General and administrative	2,860	3,178	2,680	2,782	11,500	3,516	3,890	3,215	2,994	13,615	3,446	4,207	4,018	4,130	15,801	4,299	4,324	8,623
Total operating expenses	22,883	23,309	23,504	24,006	93,702	24,820	26,024	24,775	23,916	99,535	23,065	25,266	25,293	27,149	100,773	28,155	27,898	56,053

Operating income (loss)	(6,746)	(6,445)	(4,529)	(4,328)	(22,048)	(4,242)	(3,656)	(1,976)	(63)	(9,937)	1,015	(226)	1,841	1,726	4,356	736	2,226	2,962
Interest and other income, net	828	885	1,004	966	3,683	938	519	552	687	2,696	401	351	342	1,000	2,094	183	19	202

Income (loss) before income taxes	(5,918)	(5,560)	(3,525)	(3,362)	(18,365)	(3,304)	(3,137)	(1,424)	624	(7,241)	1,416	125	2,183	2,726	6,450	919	2,245	3,164
(Provision) benefit for income taxes	(84)	(181)	(59)	48	(276)	(92)	5	(23)	68	(42)	(153)	(89)	(218)	(119)	(579)	(334)	(841)	(1,175)
Net income (loss)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585	1,404	1,989

Net income (loss) per share:
Basic	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)	$ (0.09)	$ (0.04)	$ 0.02	$ (0.22)	$ 0.04	$ 0.00	$ 0.06	$ 0.08	$ 0.18	$ 0.02	$ 0.04	$ 0.06
Diluted	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)	$ (0.09)	$ (0.04)	$ 0.02	$ (0.22)	$ 0.04	$ 0.00	$ 0.06	$ 0.08	$ 0.18	$ 0.02	$ 0.04	$ 0.06

Shares used in the computation:
Basic	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	32,692	33,362	31,784	31,677	31,733	31,815	31,752	31,929	32,000	31,965
Diluted	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	33,204	33,362	32,249	32,160	32,424	33,047	32,336	33,431	33,427	33,430

Supplemental information of stock-based
compensation expense included in:
Cost of software, hosting and support	58	79	84	67	288	77	79	87	80	323	96	142	120	102	460	113	117	230
Cost of professional services	125	149	217	156	647	153	165	158	162	638	133	209	138	132	612	114	122	236
Sales and marketing	658	731	542	333	2,264	538	595	738	583	2,454	622	952	761	694	3,029	751	726	1,477
Research and development	226	289	166	206	887	235	242	252	240	969	262	377	285	254	1,178	257	240	497
General and administrative	235	743	199	208	1,385	263	816	297	265	1,641	403	1,056	548	500	2,507	520	556	1,076
Total stock-based compensation	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755	1,761	3,516

Consolidated Statements of Cash Flow
Unaudited
Last updated July 28, 2010
	2007					2008					2009					2010
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Operating activities
Net income (loss)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585	1,404	1,989
Noncash adjustments:
Depreciation and amortization	1,675	1,880	1,869	1,842	7,266	1,954	1,956	1,956	1,905	7,771	1,887	1,726	1,797	2,059	7,491	2,065	1,872	3,937
Provision for losses on accounts receivable	(69)	13	401	39	384	89	26	64	33	212	57	30	30	40	157	50	31	81
Stock-based compensation expense			1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755	1,761	3,516
Changes in operating accounts:
Receivables	15,427	8,224	6,933	(3,032)	27,552	7,447	4,062	1,143	(7,878)	4,774	13,569	(5,171)	2,333	524	11,255	2,449	(2,910)	(461)
Prepaid and other current assets	(1,471)	(1,612)	(803)	(1,143)	(5,029)	(852)	(804)	(1,168)	(900)	(3,724)	399	(583)	(693)	(614)	(1,491)	(1,054)	175	(879)
Accounts payable and accrued liabilities	1,748	810	89	1,041	3,688	2,292	(257)	42	(720)	1,357	(1,823)	3,099	(1,427)	(35)	(186)	3,556	2,152	5,708
Commissions and bonuses payable	(1,171)	(1)	(47)	2,176	957	(1,523)	742	166	1,545	930	(2,553)	1,743	(132)	1,393	451	(1,243)	(329)	(1,572)
Deferred revenue	(6,056)	(814)	(2,143)	8,407	(606)	(3,434)	4,001	(3,566)	7,168	4,169	(9,429)	(2,038)	(569)	(2,880)	(14,916)	(4,614)	(160)	(4,774)
Other	(23)	13	(130)	132	(8)	(173)	83	(52)	635	493	-	503	(247)	(555)	(321)	(39)	18	(21)
Cash provided (used) by operating activities	5,360	4,763	3,793	7,118	21,034	3,670	8,574	(1,330)	3,810	14,724	4,886	2,081	4,909	4,221	16,097	3,510	4,014	7,524

Investing activities
Acquistion of property and equipment	(1,987)	(1,351)	(1,426)	(2,436)	(7,200)	(1,522)	(1,536)	(1,309)	(1,425)	(5,792)	(584)	(1,841)	(1,240)	(1,910)	(5,591)	(1,640)	(2,196)	(3,836)
Business acquisitions	-	-	-	-	-	-	-	-	-	-	-	-	(5,906)	-	(5,906)	-	-	-
Intangible asset additions											(100)		(144)	(410)	(654)	(1,034)	(1,305)	(2,339)
Change in investments, net	1,549	(15,333)	(3,912)	4,179	(13,517)	(1,970)	748	2,218	12,435	13,431	(2,251)	(6,059)	(13,081)	5,558	(15,833)	(342)	17,107	16,765
Other	(29)	(32)	1	17	(42)	-	-	-	-	-	-	-	-	-	-	-	1	1
Cash provided (used) for investing activities	(467)	(16,716)	(5,337)	1,760	(20,759)	(3,492)	(788)	909	11,010	7,639	(2,935)	(7,900)	(20,371)	3,238	(27,968)	(3,016)	13,607	10,591

Financing activities
Net proceeds from (payments on) long-term debt	(7)	(8)	(10)	(10)	(35)	(11)	(11)	(11)	(10)	(43)	(12)	(11)	(12)	(11)	(46)	(12)	(10)	(22)
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	643	536	509	1,966	3,653	414	234	618	130	1,396	78	151	167	1,352	1,748	1,159	409	1,568
Common stock repurchase (Treasury)											(1,798)	-	-	-	(1,798)	-	-	-
Other	49	160	19	(45)	183	51	(53)	-	(133)	(135)	89	48	95	9	241	327	802	1,129
Cash provided (used) by financing activities	685	688	518	1,911	3,801	454	170	607	(13,222)	(11,991)	(1,643)	188	250	1,350	145	1,474	1,201	2,675

Effect of foreign exchange rates	113	208	293	(217)	397	278	234	(1,822)	(1,338)	(2,648)	(251)	1,156	613	349	1,867	(400)	(724)	(1,124)

Net change in cash and cash equivalents	5,691	(11,057)	(733)	10,572	4,473	910	8,190	(1,636)	260	7,724	57	(4,475)	(14,599)	9,158	(9,859)	1,568	18,098	19,666

Cash and cash equivalents at beginning of period	39,208	44,899	33,842	33,109	39,208	43,681	44,591	52,781	51,145	43,681	51,405	51,462	46,987	32,388	51,405	41,546	43,114	41,546
Cash and cash equivalents at end of period	44,899	33,842	33,109	43,681	43,681	44,591	52,781	51,145	51,405	51,405	51,462	46,987	32,388	41,546	41,546	43,114	61,212	61,212

Currency Component Data Sheet

Unaudited
As of July 28, 2010

	Currency Component of Total Revenue-TTM as of June 30, 2010	Currency exchange rate into USD as of July 27, 2010	Impact of 1 percent change in fx exchange rate per 100M in revenue

GBP	10%	1.5593	155,930
EUR	5%	1.3003	65,015
AUD	6%	0.9022	54,132
USD and other	79%	n/a
Total	100%		275,077

	Currency Component of Total Expense-TTM as of June 30, 2010	Currency exchange rate into USD as of July 27, 2010	Impact of 1 percent change in fx exchange rate per 100M in expense

GBP	11%	1.5593	171,523
EUR	1%	1.3003	13,003
AUD	4%	0.9022	36,088
USD and other	84%	n/a
Total	100%		220,614